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                                                                 Exhibit 10.23.2
                                 July 14, 1999

Internet Capital Group, Inc.
435 Devon Park Drive, Building 800
Wayne, Pennsylvania 19087

Ladies and Gentlemen:

     Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") is pleased to act as financial advisor to Internet Capital Group, Inc. (the "Company") and placement agent with respect to the private placement of $45 million of shares (the "Securities") of common stock , $.001 par value per share (the "Common Stock"), of the Company to be purchased by IBM Corporation under the Purchase Agreement dated July 14, 1999 (the "Purchase Agreement"). It is contemplated that the Securities will be issued by the Company in a transaction (the "Private Placement") that is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and otherwise in compliance with the applicable laws and regulations of any jurisdiction in which the Securities are offered or sold. In acting as the exclusive placement agent for the Private Placement, Merrill Lynch will seek to complete the financing on a best efforts basis, acting as the Company's agent and not as a principal in the sale and placement of the Securities. In such capacity, Merrill Lynch shall act as an independent contractor, and any duties of Merrill Lynch arising out of its engagement pursuant to this Agreement shall be owed solely to the Company.


1. The Private Placement
   ---------------------

     The closing of the Private Placement (the "Closing") shall occur simultaneously with the closing of the Company's initial public offering of Common Stock (the "IPO").

     The Company and Merrill Lynch will each reasonably believe at the time of any sale of the Securities as part of the Private Placement that the purchaser of the Securities is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act. Neither the Company nor any person acting on its behalf nor Merrill Lynch will offer or sell the Securities by any form of general solicitation or general advertising.

2. Information to be Supplied
   --------------------------

     The Company has furnished to Merrill Lynch a copy of the Company's registration statement on Form S-1 relating to its initial public offering of Common Stock (the "IPO") and will furnish or cause to be furnished any amendment or supplements thereto (as amended or supplemented, including any preliminary or final prospectus, the "IPO Disclosure"). The Company recognizes and confirms that (a) in
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performing the services contemplated by this Agreement, Merrill Lynch will use and rely primarily on the IPO Disclosure; (b) Merrill Lynch does not assume responsibility for the accuracy or completeness of the IPO Disclosure; and (c) Merrill Lynch will not make an appraisal of any of the assets owned or managed by the Company.

3. Covenants, Representations and Warranties
   -----------------------------------------
     In connection with the Private Placement, the Company agrees as follows:

     (a) The Company will furnish Merrill Lynch, from time to time, such number of copies of any amendments or supplements to the IPO Disclosure, any exhibits thereto and agreements and documents referred to therein, as Merrill Lynch may reasonably request.

     (b) If any event shall occur or condition exist as a result of which it is necessary or advisable, in the opinion of the Company or Merrill Lynch, to amend or supplement the IPO Disclosure in order that the IPO Disclosure will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances existing at the time it is delivered to a prospective purchaser of Securities, the Company will forthwith prepare and furnish to Merrill Lynch such number of copies as Merrill Lynch may reasonably request of an amendment or supplement to the IPO Disclosure (in form and substance satisfactory to Merrill Lynch and its counsel) that will ensure that the IPO Disclosure does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances existing at the time it is delivered to a prospective purchaser of Securities.

     (c) The Company will advise Merrill Lynch promptly of (i) the occurrence of any event or the existence of any condition referred to in clause (b) of this paragraph known to the Company, (ii) such other information concerning the business and financial condition of the Company as Merrill Lynch may from time to time reasonably request, (iii) the receipt by the Company of any communication from the SEC or any state securities commissioner or regulatory authority in any other jurisdiction concerning the offering of the Securities, and (iv) the commencement of any lawsuit or proceeding to which the Company is a party relating to the offering of the Securities.

     (d) The Company will (i) make available to the offeree of the Securities such information (in addition to that contained in the IPO Disclosure) concerning the offering of the Securities, the Company and such other relevant matters that the Company possesses or can acquire without unreasonable effort or expense as such offeree may reasonably request and (ii) provide the offeree the opportunity to ask questions of, and receive answers from, the officers and employees of the Company concerning the terms and conditions of the offering and to obtain such other additional information about the Company and the Securities as such offeree may reasonably request, to the extent the officers and employees of the Company possess the same or can acquire it without unreasonable effort or expense.

     (e) At the Closing, the Company will deliver, or cause to be delivered, to Merrill Lynch, in each case in form and substance satisfactory to Merrill Lynch and its counsel: (i) a letter representing and warranting to Merrill Lynch that the representations and warranties of the Company, if any, contained in each purchase, subscription or other similar agreement entered into with a prospective purchaser of the Securities are true and correct in all material respects as of the date of such letter, except to the extent

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any such representation or warranty was expressly made as of any other date, in which case such representation or warranty was true and correct in all material respects as of such other date; and (ii) all certificates and other documents, if any (other than the Securities), delivered to the prospective purchaser at the Closing. In addition, the Company will cause any counsel who is furnishing an opinion, if any, to a prospective purchaser and any independent public accountant who is furnishing an accountant's letter, if any, to a prospective purchaser to address to Merrill Lynch any such opinion or letter (or, alternatively, to furnish Merrill Lynch with a letter stating that Merrill Lynch may rely on such opinion or letter as though it were addressed to Merrill Lynch). Merrill Lynch shall, in any event, be provided with (1) an opinion of Dechert Price & Rhoads, counsel for the Company, which shall state that the offering and sale of the Securities are not required to be registered under the Securities Act and (2) an opinion of Davis Polk & Wardwell, special counsel for the Company, which shall state that the Company is not required to register under the Investment Company Act of 1940, as amended, and that with respect to the opinion of Dechert Price & Rhoads nothing has come to such counsel's attention that would lead it to believe that the IPO Disclosure contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company further agrees that it will not consummate the sale of the Securities unless it delivers or causes to be delivered the items described in this paragraph to Merrill Lynch at the Closing.

     (f) The Company will not directly or indirectly (except through or in cooperation with Merrill Lynch), sell or offer, or attempt to offer to dispose of, or solicit any offer to buy, or otherwise approach or negotiate in respect of, any of the Securities, and the Company has not heretofore done any of the foregoing.

     (g) The Company represents that except for the shares of Common Stock offered in the IPO or otherwise disclosed in the IPO Disclosure, no offers or sales of securities of the same or a similar class as the Securities have been made by it or for it which would be considered to be part of the offering of the Securities and none is currently being made or contemplated by the Company or on its behalf. The Company agrees that, except for the shares of Common Stock offered in the IPO or otherwise disclosed in the IPO Disclosure, in the future no offers or sales of any securities of the same or a similar class as the Securities will be made by it or on its behalf which would be considered to be part of the offering of the Securities.

     (h) The Company will qualify the Securities for offering and sale under the state securities or "blue sky" laws of such jurisdictions in which any sales of the Securities may be transacted and as may otherwise be requested by Merrill Lynch, provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction.

4. Fees and Expenses
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     The Company agrees to pay Merrill Lynch a fee (the "Fee") for its services pursuant to this Agreement. The Fee will be an amount equal to 5% of the purchase price of the Securities sold to IBM Corporation, payable at Closing by wire transfer in immediately available funds.

     The Company or any purchaser of the Securities will bear all legal (including fees and disbursements of Merrill Lynch's counsel), accounting, printing and other expenses in connection with

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the offering and sale of the Securities. It also is understood that Merrill
Lynch will not be responsible for any fees or commissions payable to financial or other advisors utilized or retained by the Company or by the offeree of the Securities.

5. Indemnification, Contribution and Limit on Liability
   ----------------------------------------------------

     The Company agrees that it will indemnify and hold harmless Merrill Lynch and its affiliates, and its and their respective directors, officers, employees, agents and controlling persons (Merrill Lynch and each such person being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several, as incurred, to which such Indemnified Party may become subject under any applicable United States federal or state law, or any applicable foreign law, or otherwise, and related to or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in any information, including without limitation the IPO Disclosure, furnished or made available by the Company, directly, through Merrill Lynch or otherwise, to the offeree of the Securities or any of its representatives or the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein not misleading, in the light of the circumstances under which they were made, or (ii) the sale by the Company of the Securities to IBM Corporation pursuant to the Purchase Agreement; provided, however, that the Company will not be liable under clause (ii) hereof to the extent that any loss, claim, damage or liability is found in a final judgment by a court to have resulted from Merrill Lynch's bad faith or gross negligence in performing the services described above. The Company also agrees to reimburse any Indemnified Party for all expenses (including counsel fees and expenses) as they are reasonably incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Company. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of Merrill Lynch pursuant to, or the performance by Merrill Lynch of the services contemplated by, this Agreement except to the extent that any loss, claim, damage or liability is found in a final judgment by a court to have resulted from Merrill Lynch's bad faith or gross negligence.

     If the indemnification provided for in this Agreement is for any reason held unenforceable, the Company agrees to contribute to the losses, claims, damages and liabilities, as incurred, for which such indemnification is held unenforceable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Merrill Lynch, on the other hand, of the placement of the Securities as contemplated (whether or not the placement is consummated), provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and Merrill Lynch of the placement of Securities as contemplated shall be deemed to be in the same proportion that the total value of Securities sold or contemplated to be sold by the Company as a result of or in connection with the proposed Private Placement bears to the Fee paid or to be paid to Merrill Lynch under this Agreement; provided, however, that, to the extent permitted by applicable law, in no event shall the Indemnified Parties be required to contribute an aggregate amount in excess of the aggregate Fee actually paid to Merrill Lynch under this Agreement.

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6. Notice, Defense and Settlement of Claim, Action or Proceedings
   --------------------------------------------------------------

     Promptly after receipt by an Indemnified Party of notice of any claim or the commencement of any action or proceeding with respect to which an Indemnified Party may be entitled to indemnity hereunder, the Indemnified Parties will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will employ counsel satisfactory to the Indemnified Parties and will pay the fees and expenses of such counsel, as incurred. Notwithstanding the preceding sentence, any Indemnified Party will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if such Indemnified Party determines that a conflict of interest exists which makes representation by counsel chosen by the Company not advisable or if such Indemnified Party reasonably determines that the Company's assumption of the defense does not adequately represent its interest. In such event, the fees and disbursements of such separate counsel will be paid by the Company, but in no event shall the Company be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     The Company agrees that, without Merrill Lynch's prior written consent, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification could be sought under the indemnification provision of this Agreement (whether or not Merrill Lynch or any other Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action or proceeding.

     In the event Merrill Lynch or any Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company or any affiliate or any participant in a transaction covered hereby in which Merrill Lynch or such Indemnified Party is not named as a defendant, the Company agrees to reimburse Merrill Lynch for all expenses incurred by it in connection with such Indemnified Party's appearing and preparing to appear as a witness, including, without limitation, the fees and disbursements of its legal counsel, and to compensate Merrill Lynch in an amount to be mutually agreed upon.

7. Announcement of Transaction
   ---------------------------

     When the Private Placement is completed, Merrill Lynch may, at its option and expense, place an announcement in such newspapers, periodicals and electronic media as it may choose stating that Merrill Lynch has acted as financial advisor to the Company and/or exclusive placement agent in the Private Placement.

8. Notices
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     All communications hereunder shall be in writing and shall be mailed or delivered (a) to the Company, at its offices at 435 Devon Park Drive, Building 800, Wayne, Pennsylvania 19087, Attention: Chief Executive Officer, and (b) to Merrill Lynch, at its offices at 3300 Hillview Avenue, Suite 150, Palo Alto, California 94304, Attention: Mr. Ron Will.

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9. Termination of this Agreement
   -----------------------------

     This Agreement and all of Merrill Lynch's obligations hereunder may be terminated by Merrill Lynch for any reason upon giving ten days prior notice thereof to the Company; provided, however, that in the event the Company does not perform any obligation under this Agreement or any representation and warranty hereunder is incomplete or inaccurate in any respect, this Agreement and all of Merrill Lynch's obligations hereunder may be immediately terminated by Merrill Lynch by notice thereof to the Company. Notwithstanding any termination of or under this Agreement as provided herein, there shall be no liability of any party to any other party, it being understood that the provisions hereof relating to indemnification, limitations on the liability of Indemnified Parties, contribution, settlements, choice of law and waiver of the right to trial by jury will survive any such termination.

10. Survival of Certain Provisions
    ------------------------------

     The representations, warranties, indemnities, and agreements of the Company and its officers or representatives shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or Merrill Lynch or any affiliates or controlling person, and shall survive the consummation of the Private Placement for a period of three years.

11. Writing Required to Waive, Amend or Modify
    ------------------------------------------

     No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by each party to be bound thereby.

12. Parties
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     This Agreement incorporates the entire understanding of the parties with respect to this engagement of Merrill Lynch by the Company, and supersedes all previous agreements regarding such engagement, should they exist.

13. Governing Law
    -------------

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

14. Consent to Jurisdiction and Waiver of Trial by Jury
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     The Company hereby: (i) consents to personal jurisdiction and service and venue in any court in which a claim subject to this Agreement is brought against Merrill Lynch or any other Indemnified Party; and (ii) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of the engagement of Merrill Lynch pursuant to, or the performance by Merrill Lynch of the services contemplated by, this Agreement.

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     Please confirm that the foregoing terms correctly set forth our agreement by signing and returning to Merrill Lynch the duplicate copy of this Agreement enclosed herewith.

                              Very truly yours,

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                              INCORPORATED

                              By:
                                 ------------------------------------
                                  Name:
                                  Title:

Accepted as of the date
first written above

Internet Capital Group, Inc.

By:
   ----------------------------
   Name:
   Title:

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